WASH★REIT

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

Second Quarter 2021

FINANCIAL STRENGTH

YTD 2021 CORE FAD PAYOUT RATIO	DEBT SERVICE COVERAGE RATIO	TARGET NET DEBT TO ADJ EBITDA MID TO HIGH	INVESTMENT GRADE CREDIT RATING	SECURED DEBT TO TOTAL ASSETS
86%	4.0x	5s	Baa2 STABLE BBB STABLE	0%

Q2 2021 MULTIFAMILY NOI BY REGION[1]

MARYLAND
8%
DC
12%
80%
VIRGINIA

Table of Contents
June 30, 2021

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

	Six Months Ended				Three Months Ended
OPERATING RESULTS	6/30/2021		6/30/2020		6/30/2021		3/31/2021		12/31/2020		9/30/2020		6/30/2020
Real estate rental revenue	$81,904		$89,500		$41,297		$40,607		$42,788		$43,716		$43,757
Real estate expenses	(32,684)		(34,046)		(16,230)		(16,454)		(17,427)		(17,654)		(16,588)
	49,220		55,454		25,067		24,153		25,361		26,062		27,169
Real estate depreciation and amortization	(34,290)		(34,619)		(17,303)		(16,987)		(17,653)		(18,064)		(17,372)
Income from real estate	14,930		20,835		7,764		7,166		7,708		7,998		9,797
Interest expense	(20,281)		(19,596)		(10,158)		(10,123)		(8,998)		(8,711)		(8,751)
Loss on interest rate derivatives	(5,760)		—		(5,760)		—		(560)		—		—
Loss on sale of real estate	—		(7,539)		—		—		(7,470)		—		(7,539)
Gain (loss) on extinguishment of debt	—		262		—		—		(296)		—		(206)
Other income	2,806		—		1,522		1,284		—		—		—
General and administrative expenses	(11,929)		(11,633)		(6,325)		(5,604)		(5,988)		(6,330)		(5,296)
Transformation costs	(3,780)		—		(3,780)		—		—		—		—
Loss from continuing operations	(24,014)		(17,671)		(16,737)		(7,277)		(15,604)		(7,043)		(11,995)
Discontinued operations:
Income from operations of properties sold or held for sale	15,875		13,984		9,745		6,130		4,567		6,087		6,589
Net loss	$(8,139)		$(3,687)		$(6,992)		$(1,147)		$(11,037)		$(956)		$(5,406)
Per Share Data:
Net loss	$(0.10)		$(0.05)		$(0.08)		$(0.02)		$(0.13)		$(0.01)		$(0.07)
Fully diluted weighted average shares outstanding	84,437		82,120		84,461		84,413		82,962		82,186		82,153
Percentage of Revenues:
Real estate expenses	39.9%		38.0%		39.3%		40.5%		40.7%		40.4%		37.9%
General and administrative expenses	14.6%		13.0%		15.3%		13.8%		14.0%		14.5%		12.1%
Ratios:
Adjusted EBITDA / Interest expense	3.9	x	4.2	x	4.0	x	3.9	x	4.1	x	4.4	x	4.7	x
Net loss / Real estate rental revenue	(9.9)%		(4.1)%		(16.9)%		(2.8)%		(25.8)%		(2.2)%		(12.4)%

Consolidated Balance Sheets (In thousands, except per share data) (Unaudited)

	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Assets
Land	$301,709	$301,709	$301,709	$324,155	$324,155
Income producing property	1,490,975	1,483,774	1,473,335	1,542,440	1,517,018
	1,792,684	1,785,483	1,775,044	1,866,595	1,841,173
Accumulated depreciation and amortization	(367,519)	(351,133)	(335,006)	(369,116)	(352,770)
Net income producing property	1,425,165	1,434,350	1,440,038	1,497,479	1,488,403
Properties under development or held for future development	30,065	29,718	36,494	76,359	88,044
Total real estate held for investment, net	1,455,230	1,464,068	1,476,532	1,573,838	1,576,447
Investment in real estate held for sale, net	779,121	785,763	795,687	802,203	808,681
Cash and cash equivalents	5,435	3,015	7,697	3,810	7,960
Restricted cash	595	566	593	606	621
Rents and other receivables	12,916	11,329	9,725	18,132	17,528
Prepaid expenses and other assets	28,297	28,126	29,587	39,540	36,845
Other assets related to properties sold or held for sale	86,811	87,169	89,997	94,143	94,640
Total assets	$2,368,405	$2,380,036	$2,409,818	$2,532,272	$2,542,722
Liabilities
Notes payable, net	$945,905	$945,634	$945,370	$897,443	$897,060
Line of credit	43,000	33,000	42,000	186,000	181,000
Accounts payable and other liabilities	47,897	44,241	44,067	81,579	74,013
Dividend payable	25,474	25,424	25,361	24,767	24,760
Advance rents	1,572	1,667	2,461	2,104	2,005
Tenant security deposits	4,374	4,256	4,221	4,731	4,706
Other liabilities related to properties sold or held for sale	23,748	26,912	25,229	28,533	30,612
Total liabilities	1,091,970	1,081,134	1,088,709	1,225,157	1,214,156
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 150,000 shares authorized	846	846	844	824	823
Additional paid-in capital	1,654,409	1,651,680	1,649,366	1,601,160	1,598,620
Distributions in excess of net income	(357,934)	(325,469)	(298,860)	(262,435)	(236,673)
Accumulated other comprehensive loss	(21,200)	(28,473)	(30,563)	(32,759)	(34,533)
Total shareholders' equity	1,276,121	1,298,584	1,320,787	1,306,790	1,328,237
Noncontrolling interests in subsidiaries	314	318	322	325	329
Total equity	1,276,435	1,298,902	1,321,109	1,307,115	1,328,566
Total liabilities and equity	$2,368,405	$2,380,036	$2,409,818	$2,532,272	$2,542,722

Funds from Operations (In thousands, except per share data) (Unaudited)

	Six Months Ended		Three Months Ended
	6/30/2021	6/30/2020	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Funds from operations (FFO) (1)
Net loss	$(8,139)	$(3,687)	$(6,992)	$(1,147)	$(11,037)	$(956)	$(5,406)
Real estate depreciation and amortization	34,290	34,619	17,303	16,987	17,653	18,064	17,372
Loss on sale of depreciable real estate	—	7,539	—	—	7,470	—	7,539
Discontinued operations:
Real estate depreciation and amortization	22,904	24,700	10,248	12,656	12,588	12,406	12,227
NAREIT funds from operations (FFO)	49,055	63,171	20,559	28,496	26,674	29,514	31,732
(Gain) loss on extinguishment of debt	—	(262)	—	—	296	—	206
Loss on interest rate derivatives	5,760	—	5,760	—	560	—	—
Severance expense	173	—	—	173	—	—	—
Transformation costs	3,780	—	3,780	—	—	—	—
Core FFO (1)	$58,768	$62,909	$30,099	$28,669	$27,530	$29,514	$31,938

Allocation to participating securities (2)	(276)	(302)	(137)	(139)	(92)	(151)	(151)

NAREIT FFO per share - basic	$0.58	$0.77	$0.24	$0.34	$0.32	$0.36	$0.38
NAREIT FFO per share - fully diluted	$0.58	$0.76	$0.24	$0.34	$0.32	$0.36	$0.38

Core FFO per share - fully diluted	$0.69	$0.76	$0.35	$0.34	$0.33	$0.36	$0.39

Common dividend per share	$0.60	$0.60	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	84,437	82,120	84,461	84,413	82,962	82,186	82,153
Average shares - fully diluted (for NAREIT FFO and Core FFO)	84,507	82,305	84,519	84,495	83,093	82,357	82,323
______________________________
(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of NAREIT FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Six Months Ended		Three Months Ended
	6/30/2021	6/30/2020	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Funds available for distribution (FAD) (1)
NAREIT FFO	$49,055	$63,171	$20,559	$28,496	$26,674	$29,514	$31,732
Non-cash (gain) loss on extinguishment of debt	—	(1,177)	—	—	296	—	204
Tenant improvements and incentives, net of reimbursements	(573)	(2,949)	(1,112)	539	(6,250)	(4,013)	(1,877)
External and internal leasing commissions capitalized	(2,406)	(1,326)	(1,868)	(538)	(1,445)	(1,081)	(797)
Recurring capital improvements	(2,023)	(1,812)	(1,156)	(867)	(2,164)	(1,068)	(824)
Straight-line rent, net	(1,173)	(1,318)	(625)	(548)	82	(522)	(655)
Non-cash fair value interest expense	—	(59)	—	—	—	—	—
Non-real estate depreciation and amortization of debt costs	2,694	1,852	1,350	1,344	987	956	910
Amortization of lease intangibles, net	572	1,001	195	377	477	464	544
Amortization and expensing of restricted share and unit compensation (2)	3,827	3,422	2,163	1,664	1,972	2,479	1,644
FAD	49,973	60,805	19,506	30,467	20,629	26,729	30,881
Cash loss on extinguishment of debt	—	915	—	—	—	—	2
Loss on interest rate derivatives	5,760	—	5,760	—	560	—	—
Non-share-based severance expense	103	—	—	103	—	—	—
Transformation costs (3)	3,703	—	3,703	—	—	—	—
Core FAD (1)	$59,539	$61,720	$28,969	$30,570	$21,189	$26,729	$30,883
______________________________

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FAD and Core FAD.
(2) Includes share award modifications related to transformation costs
(3) Excludes share award modifications related to transformation costs

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Six Months Ended		Three Months Ended
	6/30/2021	6/30/2020	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Adjusted EBITDA (1)

Net loss	$(8,139)	$(3,687)	$(6,992)	$(1,147)	$(11,037)	$(956)	$(5,406)
Add/(deduct):
Interest expense	20,281	19,596	10,158	10,123	8,998	8,711	8,751
Real estate depreciation and amortization	57,194	59,319	27,551	29,643	30,241	30,470	29,599
Non-real estate depreciation	467	479	234	233	229	234	241
Severance expense	173	—	—	173	—	—	—
Transformation costs	3,780	—	3,780	—	—	—	—
Loss on sale of depreciable real estate	—	7,539	—	—	7,470	—	7,539
(Gain) loss on extinguishment of debt	—	(262)	—	—	296	—	206
Loss on interest rate derivatives	5,760	—	5,760	—	560	—	—
Adjusted EBITDA	$79,516	$82,984	$40,491	$39,025	$36,757	$38,459	$40,930
______________________________
(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, gain/loss on interest rate derivatives, severance expense, acquisition expenses, gain from non-disposal activities and transformation costs. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Balances Outstanding

Unsecured
Fixed rate bonds	$696,387	$696,174	$695,968	$348,522	$348,375
Term loans	249,518	249,460	249,402	548,921	548,685
Credit facility	43,000	33,000	42,000	186,000	181,000
Total	$988,905	$978,634	$987,370	$1,083,443	$1,078,060

Weighted Average Interest Rates

Unsecured
Fixed rate bonds	4.3%	4.3%	4.3%	4.5%	4.5%
Term loans (1)	2.9%	2.9%	2.9%	2.6%	2.6%
Credit facility	1.1%	1.1%	1.1%	1.1%	1.2%
Weighted Average	3.8%	3.8%	3.8%	3.0%	3.0%
______________________________
(1) WashREIT entered into interest rate swaps to effectively fix the floating interest rates on its total $250.0 million aggregate principal of its term loans outstanding as of June 30, 2021 (see page 10 of this Supplemental).

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
June 30, 2021

	Future Maturities of Debt
Year	Unsecured Debt		Credit Facility		Total Debt	Avg Interest Rate
2021	$—		$—		$—	—%
2022	300,000	(1)	—		300,000	4.0%
2023	250,000	(2)	43,000	(3)	293,000	2.6%
2024	—		—		—	—%
2025	—		—		—	—%
2026	—		—		—	—%
Thereafter	400,000		—		400,000	4.5%
Scheduled principal payments	$950,000		$43,000		$993,000	3.8%
Net discounts/premiums	(360)		—		(360)
Loan costs, net of amortization	(3,735)		—		(3,735)
Total maturities	$945,905		$43,000		$988,905	3.8%
Weighted average maturity = 4.7 years
______________________________
(1)    Subsequent to the end of the 2021 Quarter, WashREIT provided notice to the holders of its $300.0 million of Senior Notes due in 2022 that it plans to redeem all $300.0 million of Senior Notes due in 2022 in the third quarter of 2021, which it intends to fund using cash available following the sale of the Office Portfolio. The Senior Notes are scheduled to mature in October 2022.
(2)    WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for a $150.0 million portion of the term loan. For the remaining $100.0 million portion of the term loan, WashREIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed rate. The interest rates are fixed through the term loan maturity of July 2023. The 2018 Term Loan has an all-in fixed interest rate of 2.87%. WashREIT expects to repay $150.0 million of the 2018 Term Loan using sales proceeds from the Office Portfolio and the Retail Portfolio in the third quarter of 2021.
(3)    Maturity date for credit facility of March 2023 assumes election of extension option for two additional 6-month periods.

Debt Covenant Compliance

	Unsecured Public Debt Covenants		Unsecured Private Debt Covenants
	Notes Payable		Line of Credit and Term Loans		Notes Payable
	Quarter Ended June 30, 2021	Covenant	Quarter Ended June 30, 2021	Covenant	Quarter Ended June 30, 2021	Covenant
% of Total Indebtedness to Total Assets(1)	38.3%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.8	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	—%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.6	≥ 1.5	N/A	N/A	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	31.6%	≤ 60.0%	31.6%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	4.33	≥ 1.50	4.33	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	—%	≤ 40.0%	—%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	31.6%	≤ 60.0%	31.6%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.86	≥ 1.75	4.86	≥ 1.75
______________________________
(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			Three Months Ended
			6/30/2021		3/31/2021		12/31/2020		9/30/2020		6/30/2020
Market Data

Shares Outstanding			84,590		84,564		84,409		82,351		82,327
Market Price per Share			$23.00		$22.10		$21.63		$20.13		$22.20
Equity Market Capitalization			$1,945,570		$1,868,864		$1,825,767		$1,657,726		$1,827,659

Total Debt			$988,905		$978,634		$987,370		$1,083,443		$1,078,060
Total Market Capitalization			$2,934,475		$2,847,498		$2,813,137		$2,741,169		$2,905,719

Total Debt to Market Capitalization			0.34	:1	0.34	:1	0.35	:1	0.40	:1	0.37	:1

Earnings to Fixed Charges(1)			-0.6x		0.3x		-0.7x		0.2x		-0.3x
Debt Service Coverage Ratio(2)			4.0x		3.9x		4.1x		4.4x		4.7x

Dividend Data	Six Months Ended		Three Months Ended
	6/30/2021	6/30/2020	6/30/2021		3/31/2021		12/31/2020		9/30/2020		6/30/2020
Total Dividends Declared	$50,935	$49,581	$25,473		$25,462		$25,388		$24,806		$24,761
Common Dividend Declared per Share	$0.60	$0.60	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	87.0%	78.9%	85.7%		88.2%		90.9%		83.3%		76.9%
Payout Ratio (Core FAD basis)	85.7%	80.0%
______________________________
(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio includes (loss) gain on sale of real estate of ($15.0 million) and ($7.5 million) for the three months ended December 31, 2020 and June 30, 2020, respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2021 vs. 2020

	Six Months Ended June 30,			Three Months Ended June 30,
	2021	2020	% Change	2021	2020	% Change
Cash Basis:
Multifamily	$42,403	$44,862	(5.5)%	$21,612	$22,051	(2.0)%
Other (2)	5,257	4,992	5.3%	2,573	2,618	(1.7)%
Overall Same-Store Portfolio (1)	$47,660	$49,854	(4.4)%	$24,185	$24,669	(2.0)%

GAAP Basis:
Multifamily	$42,393	$44,856	(5.5)%	$21,607	$22,046	(2.0)%
Other (2)	6,195	6,206	(0.2)%	3,037	3,184	(4.6)%
Overall Same-Store Portfolio (1)	$48,588	$51,062	(4.8)%	$24,644	$25,230	(2.3)%

______________________________
(1) Non same-store properties were:
Development:
Multifamily - Trove
Sold properties:
Office - John Marshall II, Monument II and 1227 25th Street
Discontinued operations:
Office - 1901 Pennsylvania Avenue, 515 King Street, 1220 19th Street, 1600 Wilson Boulevard, Silverline Center, Courthouse Square, 2000 M Street, 1140 Connecticut Avenue, Army Navy Club, 1775 Eye Street, Fairgate at Ballston and Arlington Tower
Retail - Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(2) Represents Watergate 600

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2021
	Multifamily	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$35,532	$4,435	$39,967
Non same-store (1)	1,330	—	1,330
Total	36,862	4,435	41,297
Real estate expenses
Same-store portfolio	13,925	1,398	15,323
Non same-store (1)	907	—	907
Total	14,832	1,398	16,230
Net Operating Income (NOI)
Same-store portfolio	21,607	3,037	24,644
Non same-store (1)	423	—	423
Total	$22,030	$3,037	$25,067

Same-store portfolio NOI (from above)	$21,607	$3,037	$24,644
Straight-line revenue, net for same-store properties	3	(293)	(290)
Amortization of acquired lease assets (liabilities) for same-store properties	2	(192)	(190)
Amortization of lease intangibles for same-store properties	—	21	21
Same-store portfolio cash NOI	$21,612	$2,573	$24,185
Reconciliation of NOI to net income
Total NOI	$22,030	$3,037	$25,067
Depreciation and amortization	(15,302)	(2,001)	(17,303)
General and administrative expenses	—	(6,325)	(6,325)
Transformation costs	—	(3,780)	(3,780)
Interest expense	—	(10,158)	(10,158)
Other income	—	1,522	1,522
Loss on interest rate derivatives	—	(5,760)	(5,760)
Income (loss) from continuing operations	6,728	(23,465)	(16,737)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	9,745	9,745
Net income (loss)	$6,728	$(13,720)	$(6,992)
______________________________
(1) For a list of non-same-store and discontinued operations, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2021
	Multifamily	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$35,191	$4,440	$39,631
Non same-store (1)	976	—	976
Total	36,167	4,440	40,607
Real estate expenses
Same-store portfolio	14,405	1,282	15,687
Non same-store (1)	767	—	767
Total	15,172	1,282	16,454
Net Operating Income (NOI)
Same-store portfolio	20,786	3,158	23,944
Non same-store (1)	209	—	209
Total	$20,995	$3,158	$24,153

Same-store portfolio NOI (from above)	$20,786	$3,158	$23,944
Straight-line revenue, net for same-store properties	4	(304)	(300)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(191)	(190)
Amortization of lease intangibles for same-store properties	—	21	21
Same-store portfolio cash NOI	$20,791	$2,684	$23,475

Reconciliation of NOI to net income
Total NOI	$20,995	$3,158	$24,153
Depreciation and amortization	(14,976)	(2,011)	(16,987)
General and administrative expenses	—	(5,604)	(5,604)
Interest expense	—	(10,123)	(10,123)
Other income	—	1,284	1,284
Income (loss) from continuing operations	6,019	(13,296)	(7,277)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	6,130	6,130
Net income (loss)	$6,019	$(7,166)	$(1,147)
______________________________
(1) For a list of non-same-store and discontinued operations, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2020
	Multifamily	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$35,852	$4,365	$40,217
Non same-store (1)	214	3,326	3,540
Total	36,066	7,691	43,757

Real estate expenses
Same-store portfolio	13,806	1,181	14,987
Non same-store (1)	304	1,297	1,601
Total	14,110	2,478	16,588

Net Operating Income (NOI)
Same-store portfolio	22,046	3,184	25,230
Non same-store (1)	(90)	2,029	1,939
Total	$21,956	$5,213	$27,169

Same-store portfolio NOI (from above)	$22,046	$3,184	$25,230
Straight-line revenue, net for same-store properties	4	(395)	(391)
Amortization of acquired lease liabilities for same-store properties	1	(192)	(191)
Amortization of lease intangibles for same-store properties	—	21	21
Same-store portfolio cash NOI	$22,051	$2,618	$24,669

Reconciliation of NOI to net income
Total NOI	$21,956	$5,213	$27,169
Depreciation and amortization	(14,056)	(3,316)	(17,372)
General and administrative expenses	—	(5,296)	(5,296)
Interest expense	—	(8,751)	(8,751)
Loss on sale of real estate	—	(7,539)	(7,539)
Loss on extinguishment of debt	—	(206)	(206)
Income (loss) from continuing operations	7,900	(19,895)	(11,995)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	6,589	6,589
Net income (loss)	$7,900	(13,306)	$(5,406)
______________________________
(1) For a list of non-same-store and discontinued operations, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Six Months Ended June 30, 2021
	Multifamily	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$70,723	$8,875	$79,598
Non same-store (1)	2,306	—	2,306
Total	73,029	8,875	81,904
Real estate expenses
Same-store portfolio	28,330	2,680	31,010
Non same-store (1)	1,674	—	1,674
Total	30,004	2,680	32,684
Net Operating Income (NOI)
Same-store portfolio	42,393	6,195	48,588
Non same-store (1)	632	—	632
Total	$43,025	$6,195	$49,220

Same-store portfolio NOI (from above)	$42,393	$6,195	$48,588
Straight-line revenue, net for same-store properties	7	(597)	(590)
Amortization of acquired lease assets (liabilities) for same-store properties	3	(383)	(380)
Amortization of lease intangibles for same-store properties	—	42	42
Same-store portfolio cash NOI	$42,403	$5,257	$47,660
Reconciliation of NOI to net income
Total NOI	$43,025	$6,195	$49,220
Depreciation and amortization	(30,278)	(4,012)	(34,290)
General and administrative	—	(11,929)	(11,929)
Transformation costs	—	(3,780)	(3,780)
Interest expense	—	(20,281)	(20,281)
Other income	—	2,806	2,806
Loss on interest rate derivatives	—	(5,760)	(5,760)
Income (loss) from continuing operations	12,747	(36,761)	(24,014)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	15,875	15,875
Net income (loss)	$12,747	$(20,886)	$(8,139)
______________________________
(1) For a list of non-same-store and discontinued operations, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Six Months Ended June 30, 2020
	Multifamily	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$72,400	$8,867	$81,267
Non same-store (1)	251	7,982	8,233
Total	72,651	16,849	89,500
Real estate expenses
Same-store portfolio	27,544	2,661	30,205
Non same-store (1)	551	3,290	3,841
Total	28,095	5,951	34,046
Net Operating Income (NOI)
Same-store portfolio	44,856	6,206	51,062
Non same-store (1)	(300)	4,692	4,392
Total	$44,556	$10,898	$55,454

Same-store portfolio NOI (from above)	$44,856	$6,206	$51,062
Straight-line revenue, net for same-store properties	4	(880)	(876)
Amortization of acquired lease assets (liabilities) for same-store properties	2	(383)	(381)
Amortization of lease intangibles for same-store properties	—	49	49
Same-store portfolio cash NOI	$44,862	$4,992	$49,854
Reconciliation of NOI to net income
Total NOI	$44,556	$10,898	$55,454
Depreciation and amortization	(28,016)	(6,603)	(34,619)
General and administrative	—	(11,633)	(11,633)
Interest expense	(172)	(19,424)	(19,596)
Loss on sale of real estate	—	(7,539)	(7,539)
Gain on extinguishment of debt	—	262	262
Income (loss) from continuing operations	16,368	(34,039)	(17,671)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	13,984	13,984
Net income (loss)	$16,368	$(20,055)	$(3,687)
______________________________
(1) For a list of non-same-store and discontinued operations, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

	Percentage of NOI

	Q2 2021	YTD 2021
Multifamily
DC	12.2%	12.2%
Maryland	8.3%	8.4%
Virginia	79.5%	79.4%
Total Multifamily	100.0%	100.0%

______________________________
Note: Watergate 600 is located in Washington DC and contributed to 12.1% and 12.6% of total portfolio NOI for Q2 2021 and YTD 2021, respectively.

Net Operating Income (NOI) - Multifamily (Dollars In thousands)

	Apartment Units as of 06/30/2021	Six Months Ended		Three Months Ended
		6/30/2021	6/30/2020	06/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Rental and other property revenues
Same-store (1)	6,658	$70,723	$72,400	$35,532	$35,191	$35,498	$35,846	$35,852
Non same-store
Development (2)	401	2,306	251	1,330	976	698	445	214
Total rental and other property revenues	7,059	73,029	72,651	36,862	36,167	36,196	36,291	36,066

Property operating expenses
Same-store		28,330	27,544	13,925	14,405	14,304	14,532	13,806
Non same-store
Development		1,674	551	907	767	728	456	304
Total property operating expenses		30,004	28,095	14,832	15,172	15,032	14,988	14,110

Net Operating Income (NOI)
Same-store		42,393	44,856	21,607	20,786	21,194	21,314	22,046
Non same-store
Development		632	(300)	423	209	(30)	(11)	(90)
Total NOI		$43,025	$44,556	$22,030	$20,995	$21,164	$21,303	$21,956

Same-store metrics
Retention (3)		54%	59%	57%	51%	51%	58%	61%

______________________________
(1)     Includes properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared.

(2)    Includes development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared.

(3)     Represents the percentage of Same-store property leases renewed that were set to expire in the period presented.

Same-Store Operating Results - Multifamily (Dollars in thousands, except Average Effective Monthly Rent per Unit)

		Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Quarter-to-Date Comparison	Apt Units	Q2 2021	Q2 2020	% Change	Q2 2021	Q2 2020	% Change	Q2 2021	Q2 2020	% Change	Q2 2021	Q2 2020	% Change	Q2 2021	Q2 2020	% Change
Total/Weighted Average	6,658	$35,532	$35,852	(0.9)%	$13,925	$13,806	0.9%	$21,607	$22,046	(2.0)%	95.1%	94.5%	0.6%	$1,665	$1,741	(4.4)%

		Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Sequential Comparison	Apt Units	Q2 2021	Q1 2021	% Change	Q2 2021	Q1 2021	% Change	Q2 2021	Q1 2021	% Change	Q2 2021	Q1 2021	% Change	Q2 2021	Q1 2021	% Change
Total/Weighted Average	6,658	$35,532	$35,191	1.0%	$13,925	$14,405	(3.3)%	$21,607	$20,786	3.9%	95.1%	94.3%	0.8%	$1,665	$1,682	(1.0)%

		Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Year-to-Date Comparison	Apt Units	YTD 2021	YTD 2020	% Change	YTD 2021	YTD 2020	% Change	YTD 2021	YTD 2020	% Change	YTD 2021	YTD 2020	% Change	YTD 2021	YTD 2020	% Change
Total/Weighted Average	6,658	$70,723	$72,400	(2.3)%	$28,330	$27,544	2.9%	$42,393	$44,856	(5.5)%	94.7%	94.9%	(0.2)%	$1,674	$1,737	(3.6)%

Same-Store Operating Expenses - Multifamily (In thousands)

Quarter-to-Date Comparison	Q2 2021	Q2 2020	$ Change	% Change	% of Q2 2021 Total
Controllable (1)	$6,833	$6,638	$195	2.9%	49.1%
Non-Controllable (2)	7,092	7,168	(76)	(1.1)%	50.9%
Total same-store operating expenses	$13,925	$13,806	$119	0.9%	100.0%

Sequential Comparison	Q2 2021	Q1 2021	$ Change	% Change	% of Q2 2021 Total
Controllable	$6,833	$6,671	$162	2.4%	49.1%
Non-Controllable	7,092	7,734	(642)	(8.3)%	50.9%
Total same-store operating expenses	$13,925	$14,405	$(480)	(3.3)%	100.0%

Year-to-Date Comparison	YTD 2021	YTD 2020	$ Change	% Change	% of YTD 2021 Total
Controllable	$13,504	$12,945	559	4.3%	47.7%
Non-Controllable	14,826	14,599	227	1.6%	52.3%
Total same-store operating expenses	$28,330	$27,544	$786	2.9%	100.0%

______________________________
(1) Controllable operating expenses consist of:
Payroll, Repairs & Maintenance, Marketing, Administrative and other
(2) Non-Controllable operating expenses consist of:
Third-party Fees, Utilities, Insurance and Real Estate Taxes

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Multifamily	95.1%	94.3%	94.0%	94.3%	94.5%

	Average Occupancy - All Properties (2)
Sector	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Multifamily (3)	95.1%	94.3%	94.0%	94.3%	94.5%
Office (4)	83.8%	84.2%	86.0%	86.5%	86.8%
Other (4)	88.8%	87.4%	86.6%	85.8%	87.2%

Overall Portfolio (3)	91.5%	91.1%	91.1%	91.3%	91.5%

______________________________
(1) Non same-store properties were:
Sold properties:
Office - John Marshall II, Monument II and 1227 25th Street
Discontinued operations:
Office - 1901 Pennsylvania Avenue, 515 King Street, 1220 19th Street, 1600 Wilson Boulevard, Silverline Center, Courthouse Square, 2000 M Street, 1140 Connecticut Avenue, Army Navy Club, 1775 Eye Street, Fairgate at Ballston and Arlington Tower
Retail - Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(2) Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and other properties includes short-term lease agreements.

(3) Average occupancy excludes the addition of the total rentable units at Trove, which began to lease-up in the first quarter of 2020. Including Trove, multifamily average occupancy was 92.5%, 91.1%, 90.2%, 89.9% and 89.5% and overall portfolio average occupancy was 90.2%, 89.4%, 89.2%, 89.1%, and 89.0% for each of the quarters ended June 30, 2021, March 31, 2021, December 31 2020, September 30, 2020 and June 30, 2020, respectively.

(4) Includes properties classified as Discontinued operations.

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1) (2)
Sector	6/30/2021	03/31/2021	12/31/2020	9/30/2020	6/30/2020
Multifamily	95.2%	94.9%	94.3%	94.6%	94.3%

	Ending Occupancy - All Properties (2)
Sector	6/30/2021	03/31/2021	12/31/2020	9/30/2020	6/30/2020
Multifamily (3)	95.2%	94.9%	94.3%	94.6%	94.3%
Office (4)	83.9%	83.3%	85.7%	86.6%	86.8%
Other (4)	89.3%	87.4%	86.5%	86.8%	84.0%

Overall Portfolio (3)	91.6%	90.9%	91.4%	91.6%	91.7%

______________________________
(1) Non same-store properties were:
Development:
Multifamily - Trove
Sold properties:
Office - John Marshall II, Monument II and 1227 25th Street
Discontinued operations:
Office - 1901 Pennsylvania Avenue, 515 King Street, 1220 19th Street, 1600 Wilson Boulevard, Silverline Center, Courthouse Square, 2000 M Street, 1140 Connecticut Avenue, Army Navy Club, 1775 Eye Street, Fairgate at Ballston and Arlington Tower
Retail - Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(2) Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and other properties includes short-term lease agreements.

(3) Ending occupancy excludes the addition of the total rentable units at Trove, which began to lease-up in the first quarter of 2020. Including Trove, multifamily ending occupancy was 93.8%, 92.0%, 90.9%, 90.5% and 89.8% and overall portfolio ending occupancy was 91.0%, 89.5%, 89.7%, 89.5% and 89.4% as of June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.

(4) Includes properties classified as Discontinued operations.

Commercial Leasing Summary - New Leases

	2nd Quarter 2021		1st Quarter 2021		4th Quarter 2020		3rd Quarter 2020		2nd Quarter 2020
Gross Leasing Square Footage
Office Buildings	23,810		29,065		9,437		19,159		19,795
Retail Centers	2,152		—		7,824		5,900		420
Total	25,962		29,065		17,261		25,059		20,215
Weighted Average Term (years)
Office Buildings	5.4		6.7		4.5		5.3		8.3
Retail Centers	7.4		—		5.5		12.1		5.0
Total	5.5		6.7		4.9		6.9		8.3
Weighted Average Free Rent Period (months)
Office Buildings	8.2		3.9		3.5		6.2		7.3
Retail Centers	4.9		—		1.8		5.2		—
Total	8.0		3.9		3.2		6.1		7.3

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$51.51	$50.08	$55.80	$57.71	$48.83	$50.20	$41.57	$44.81	$54.47	$50.74
Retail Centers	35.14	38.04	—	—	12.59	14.79	18.87	16.11	15.93	15.00
Total	$50.15	$49.09	$55.80	$57.71	$32.40	$34.15	$36.23	$38.06	$53.67	$50.00

Rate on new leases
Office Buildings	$51.46	$48.05	$58.22	$51.28	$46.32	$45.93	$45.74	$43.06	$54.89	$49.55
Retail Centers	40.57	37.50	—	—	14.22	14.79	18.87	16.10	15.93	15.00
Total	$50.56	$47.18	$58.22	$51.28	$31.77	$31.81	$39.41	$36.72	$54.08	$48.83

Percentage Increase
Office Buildings	(0.1)%	(4.1)%	4.3%	(11.1)%	(5.1)%	(8.5)%	10.0%	(3.9)%	0.8%	(2.3)%
Retail Centers	15.5%	(1.4)%	—%	—%	12.9%	—%	—%	(0.1)%	—%	—%
Total	0.8%	(3.9)%	4.3%	(11.1)%	(1.9)%	(6.9)%	8.8%	(3.5)%	0.8%	(2.3)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$628,168	$26.38	$465,345	$16.01	$297,484	$31.52	$895,267	$46.73	$1,667,073	$84.22
Retail Centers	107,600	50.00	—	—	100,840	12.89	164,406	27.87	3,000	7.14
Subtotal	$735,768	$28.34	$465,345	$16.01	$398,324	$23.08	$1,059,673	$42.29	$1,670,073	$82.62
Leasing Commissions
Office Buildings	$330,634	$13.89	$553,522	$19.04	$107,674	$11.41	$229,690	$11.99	$464,719	$23.48
Retail Centers	36,832	17.12	—	—	29,586	3.78	8,665	1.47	1,338	3.19
Subtotal	$367,466	$14.15	$553,522	$19.04	$137,260	$7.95	$238,355	$9.51	$466,057	$23.06
Tenant Improvements and Leasing Commissions
Office Buildings	$958,802	$40.27	$1,018,867	$35.05	$405,158	$42.93	$1,124,957	$58.72	$2,131,792	$107.70
Retail Centers	144,432	67.12	—	—	130,426	16.67	173,071	29.34	4,338	10.33
Total	$1,103,234	$42.49	$1,018,867	$35.05	$535,584	$31.03	$1,298,028	$51.80	$2,136,130	$105.68
______________________________
Note: This table excludes short-term lease agreements and activity at properties sold during the quarter. The cost of landlord build-out on Space+ leases that are excluded from Tenant Improvements in the table above totaled $0.4 million and $0.6 million for leases executed in Q2 2021 and YTD 2021, respectively.

Commercial Leasing Summary - Renewal Leases

	2nd Quarter 2021		1st Quarter 2021		4th Quarter 2020		3rd Quarter 2020		2nd Quarter 2020
Gross Leasing Square Footage
Office Buildings	87,586		56,602		22,014		39,955		15,359
Retail Centers	27,040		68,293		3,488		7,635		—
Total	114,626		124,895		25,502		47,590		15,359
Weighted Average Term (years)
Office Buildings	6.5		3.6		7.8		7.2		1.7
Retail Centers	2.1		5.8		3.2		1.8		—
Total	5.5		4.8		7.2		6.3		1.7
Weighted Average Free Rent Period (months)
Office Buildings	8.4		2.1		9.0		6.9		4.5
Retail Centers	4.3		0.2		2.0		5.4		—
Total	7.9		1.5		8.2		6.7		4.5

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$30.13	$32.59	$53.64	$56.24	$44.93	$44.89	$33.30	$35.00	$43.93	$50.65
Retail Centers	17.14	16.79	19.37	21.70	40.10	41.38	35.45	39.62	—	—
Total	$27.07	$28.86	$34.91	$37.36	$44.27	$44.41	$33.65	$35.74	$43.93	$50.65

Rate on new leases
Office Buildings	$41.24	$34.34	$57.45	$55.64	$54.70	$48.45	$39.15	$36.18	$52.44	$51.62
Retail Centers	17.14	14.75	21.81	21.50	41.43	41.43	41.27	40.92	—	—
Total	$35.56	$29.72	$37.96	$36.97	$52.89	$47.49	$39.49	$36.94	$52.44	$51.62

Percentage Increase
Office Buildings	36.9%	5.4%	7.1%	(1.1)%	21.7%	7.9%	17.6%	3.4%	19.4%	1.9%
Retail Centers	—%	(12.2)%	12.6%	(0.9)%	3.3%	0.1%	16.4%	3.3%	—%	—%
Total	31.4%	3.0%	8.7%	(1.0)%	19.5%	6.9%	17.4%	3.4%	19.4%	1.9%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$4,798,220	$54.78	$58,515	$1.03	$602,748	$27.38	$912,553	$22.84	$—	$—
Retail Centers	—	—	—	—	—	—	—	—	—	—
Subtotal	$4,798,220	$41.86	$58,515	$0.47	$602,748	$23.64	$912,553	$19.18	$—	$—
Leasing Commissions
Office Buildings	$1,255,427	$14.33	$178,680	$3.16	$493,368	$22.41	$207,400	$5.19	$41,780	$2.72
Retail Centers	7,011	0.26	95,252	1.39	9,482	2.72	—	—	—	—
Subtotal	$1,262,438	$11.01	$273,932	$2.19	$502,850	$19.72	$207,400	$4.36	$41,780	$2.72
Tenant Improvements and Leasing Commissions
Office Buildings	$6,053,647	$69.11	$237,195	$4.19	$1,096,116	$49.79	$1,119,953	$28.03	$41,780	$2.72
Retail Centers	7,011	0.26	95,252	1.39	9,482	2.72	—	—	—	—
Total	$6,060,658	$52.87	$332,447	$2.66	$1,105,598	$43.36	$1,119,953	$23.54	$41,780	$2.72
______________________________
Note: This table excludes short-term lease agreements and activity at properties sold during the quarter.

10 Largest Tenants - Based on Annualized Commercial Income
June 30, 2021

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
Atlantic Media, Inc.	1	76	6.3%	134,714	4.7%
Capital One, N.A.	3	10	4.6%	143,090	5.0%
EIG Management Company, LLC	1	195	2.5%	51,358	1.8%
B. Riley Financial, Inc.	1	40	2.5%	54,540	1.9%
Hughes Hubbard & Reed LLP	1	140	2.3%	47,788	1.6%
Morgan Stanley Smith Barney Financing	1	111	2.1%	42,316	1.5%
Promontory Interfinancial Network, LLC	1	65	1.9%	36,867	1.3%
Raytheon BBN Technologies Corporation	1	21	1.8%	43,277	1.5%
Graham Holdings Company	1	41	1.8%	33,815	1.1%
Sunrise Senior Living, LLC	1	85	1.8%	73,526	2.5%
Total/Weighted Average		70	27.6%	661,291	22.9%
______________________________
Note: This table includes all properties owned as of June 30, 2021, including those classified as discontinued operations. This table excludes short-term lease agreements.

Industry Diversification - Office
June 30, 2021

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$25,581,156	23.04%	535,196	24.17%
Finance and Insurance	24,369,567	21.95%	453,826	20.50%
Other Services (except Public Administration)	19,553,143	17.61%	380,572	17.19%
Information	14,076,876	12.68%	249,321	11.26%
Legal Services	8,453,223	7.61%	158,430	7.16%
Health Care and Social Assistance	7,151,220	6.44%	184,375	8.33%
Real Estate and Rental and Leasing	3,525,683	3.17%	76,960	3.48%
Accommodation and Food Services	2,120,709	1.91%	55,280	2.50%
Miscellaneous:
Retail Trade	1,962,364	1.77%	26,735	1.21%
Transportation and Warehousing	816,170	0.73%	18,306	0.83%
Other	3,436,820	3.09%	74,904	3.37%
Total	$111,046,931	100.00%	2,213,905	100.00%
______________________________
Note: This table includes all properties owned as of June 30, 2021, including those classified as discontinued operations.

Lease Expirations
June 30, 2021

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2021	26	76,200	3.46%	$2,784,620	$36.54	2.22%
2022	42	328,332	14.92%	15,894,783	48.41	12.65%
2023	53	306,617	13.93%	15,406,844	50.25	12.26%
2024	54	267,141	12.14%	14,652,661	54.85	11.66%
2025	45	195,503	8.88%	10,854,135	55.52	8.64%
2026 and thereafter	124	1,026,605	46.67%	66,039,624	64.33	52.57%
	344	2,200,398	100.00%	$125,632,667	57.10	100.00%
Other:
2021	4	14,582	2.46%	$156,107	$10.71	1.04%
2022	13	61,994	10.47%	1,423,240	22.96	9.46%
2023	18	39,136	6.61%	1,539,896	39.35	10.24%
2024	18	167,534	28.31%	3,195,010	19.07	21.24%
2025	11	79,292	13.40%	1,476,234	18.62	9.81%
2026 and thereafter	35	229,302	38.75%	7,251,880	31.63	48.21%
	99	591,840	100.00%	$15,042,367	25.42	100.00%
Total:
2021	30	90,782	3.25%	$2,940,727	$32.39	2.09%
2022	55	390,326	13.98%	17,318,023	44.37	12.31%
2023	71	345,753	12.38%	16,946,740	49.01	12.05%
2024	72	434,675	15.57%	17,847,671	41.06	12.69%
2025	56	274,795	9.84%	12,330,369	44.87	8.77%
2026 and thereafter	159	1,255,907	44.98%	73,291,504	58.36	52.09%
	443	2,792,238	100.00%	$140,675,034	50.38	100.00%
______________________________
(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.
Note: This table includes all properties owned as of June 30, 2021, including those classified as discontinued operations. This table excludes short-term temporary license agreements and office space managed by WashREIT.

Schedule of Properties
June 30, 2021

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	# OF UNITS	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne	Alexandria, VA	2003	2008	74	60,000	94.6%	93.2%
Riverside Apartments	Alexandria, VA	2016	1971	1,222	1,001,000	97.1%	94.6%
Assembly Alexandria	Alexandria, VA	2019	1990	532	437,000	97.6%	95.7%
Cascade at Landmark	Alexandria, VA	2019	1988	277	273,000	97.1%	94.9%
Park Adams	Arlington, VA	1969	1959	200	173,000	98.5%	95.5%
Bennett Park	Arlington, VA	2001	2007	224	215,000	98.7%	95.5%
The Maxwell	Arlington, VA	2011	2014	163	116,000	99.4%	98.2%
The Paramount	Arlington, VA	2013	1984	135	141,000	98.5%	95.6%
The Wellington	Arlington, VA	2015	1960	711	600,000	97.6%	94.0%
Roosevelt Towers	Falls Church, VA	1965	1964	191	170,000	99.0%	96.9%
The Ashby at McLean	McLean, VA	1996	1982	256	274,000	97.3%	95.7%
Assembly Dulles	Herndon, VA	2019	2000	328	361,000	97.6%	95.4%
Assembly Herndon	Herndon, VA	2019	1991	283	221,000	98.6%	96.1%
Assembly Manassas	Manassas, VA	2019	1986	408	390,000	97.8%	96.1%
Assembly Leesburg	Leesburg, VA	2019	1986	134	124,000	100.0%	97.0%
Bethesda Hill Apartments	Bethesda, MD	1997	1986	195	225,000	99.0%	96.9%
Assembly Germantown	Germantown, MD	2019	1990	218	211,000	96.8%	95.0%
Assembly Watkins Mill	Gaithersburg, MD	2019	1975	210	193,000	97.6%	96.7%
3801 Connecticut Avenue	Washington, DC	1963	1951	307	178,000	98.4%	94.8%
Kenmore Apartments	Washington, DC	2008	1948	374	268,000	97.1%	92.2%
Yale West	Washington, DC	2014	2011	216	173,000	97.7%	94.9%
Subtotal Stabilized Properties				6,658	5,804,000	97.7%	95.2%
Trove	Arlington, VA	2015	2020	401	293,000	74.6%	70.3%
Subtotal				7,059	6,097,000
______________________________
(1)     Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Schedule of Properties (continued)
June 30, 2021

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
Continuing operations:
Watergate 600	Washington, DC	2017	1972/1997	295,000	88.8%	88.8%

Discontinued operations (2):
515 King Street	Alexandria, VA	1992	1966	75,000	77.6%	77.6%
Courthouse Square	Alexandria, VA	2000	1979	121,000	85.9%	82.3%
1600 Wilson Boulevard	Arlington, VA	1997	1973	171,000	84.9%	84.9%
Fairgate at Ballston	Arlington, VA	2012	1988	144,000	83.0%	79.2%
Arlington Tower	Arlington, VA	2018	1980/2014	389,000	86.4%	86.4%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	552,000	82.8%	81.1%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	84.3%	81.0%
1220 19th Street	Washington, DC	1995	1976	103,000	89.5%	85.2%
2000 M Street	Washington, DC	2007	1971	234,000	78.8%	78.8%
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000	84.7%	81.6%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	97.2%	97.2%
1775 Eye Street, NW	Washington, DC	2014	1964	188,000	88.5%	87.0%
				2,370,000	84.8%	83.3%

Subtotal				2,665,000	85.2%	83.9%
______________________________
(1)     The leased and occupied square footage for office and retail properties includes short-term lease agreements.
(2) Properties classified as discontinued operations were sold subsequent to the end of the second quarter of 2021.

Schedule of Properties (continued)
June 30, 2021

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
Discontinued operations:
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	86.3%	84.0%
Concord Centre	Springfield, VA	1973	1960	75,000	90.2%	90.2%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	97.4%	97.4%
Montrose Shopping Center	Rockville, MD	2006	1970	149,000	74.3%	74.3%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	94.2%	94.2%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	83.0%	83.0%
Spring Valley Village	Washington, DC	2014	1941/1950/2018	90,000	100.0%	97.9%
Subtotal				693,000	89.7%	89.3%

TOTAL PORTFOLIO				9,455,000
______________________________
(1)     The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Supplemental Definitions
June 30, 2021

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, gain/loss on interest rate derivatives, severance expense, acquisition expenses and gain from non-disposal activities and transformation costs.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average Effective Rent per Unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except Multifamily, on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by 2018 National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) FFO White Paper Restatement, as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with the sale of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt and gains or losses on interest rate derivatives, (2) expenses related to acquisition and structuring activities, (3) executive transition costs, severance expenses and other expenses related to corporate restructuring and executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, (5) relocation expense and (6) transformation costs. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt and gains or losses on interest rate derivatives, (2) costs related to the acquisition of properties, (3) non-share-based executive transition costs, severance expenses and other expenses related to corporate restructuring and executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, (5) relocation expense and (6) transformation costs. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. Beginning in Q4 2018, in cases where the space has been remeasured in accordance with criteria set by the Building Owners and Managers Association ("BOMA"), the square feet former tenant's space is adjusted to be equivalent to the square feet of the new/renewing tenant's space.

Retention represents the percentage of leases renewed that were set to expire in the period presented.
Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We categorize our properties as "same-store" or non-"same-store" for purposes of evaluating comparative operating performance. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.
Transformation costs includes costs related to the strategic transformation, including consulting, advisory and termination benefits.

Short-term leases are commercial leases with a term of less than 12 months.
Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Currently, one of the most significant factors continues to be the adverse effect of the COVID-19 virus, including any variants and mutations thereof, the actions taken to contain the pandemic or mitigate the impact of COVID-19, and the direct and indirect economic effects of the pandemic and containment measures. The extent to which COVID-19 continues to impact WashREIT and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, the continued speed and success of the vaccine distribution, effectiveness and willingness of people to take COVID-19 vaccines, and the duration of associated immunity and their efficacy against emerging variants of COVID-19, among others. Moreover, investors are cautioned to interpret many of the risks identified in the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 filed on February 16, 2021, as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to the risks associated with the failure to enter into and/or complete contemplated acquisitions or dispositions (including the expected retail asset sales) within the price ranges anticipated and on the terms and timing anticipated, or at all; our ability to execute on our strategies, including new strategies with respect to our operations and our portfolio, including the acquisition of multifamily properties in the Southeastern markets and the repayment of debt, on the terms anticipated, or at all, and to realize any anticipated benefits, including the performance of any acquired multifamily properties at the levels anticipated; our ability to lease up Trove on the timing anticipated; our ability to reduce actual net leverage to levels consistent with our targeted net leverage range, the risks associated with ownership of real estate in general and our real estate assets in particular; the economic health of the greater Washington, DC metro region and the larger Southeastern region; changes in the composition and geographic location of our portfolio; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers; the economic health of our tenants; shifts away from brick and mortar stores to e-commerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; the risks related to not having adequate insurance to cover potential losses; the risks related to our organizational structure and limitations of stock ownership; changes in the market value of securities; terrorist attacks or actions and/or cyber-attacks; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2020 Form 10-K filed on February 16, 2021. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.